UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: May 13, 2005

Date of Report: May 19, 2005

J.B. POINDEXTER & CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	76-0312814
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 5400, Houston, Texas 77002

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code:  (713) 655-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE

Financial Results for Three Months Ended March 31, 2005

On May 13, 2005, J.B. Poindexter & Co., Inc. issued a press release regarding its financial results for the three months ended March 31, 2005.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this description.

ITEM 8.01. OTHER EVENTS

Completion of Exchange Offer of $200 million 8.75% Senior Notes due 2014

J.B. Poindexter & Co., Inc. issued a press release on Wednesday May 18, 2005 announcing that on Friday, May 13, 2005, it completed its previously announced offer to exchange $200 million in aggregate principal amount of its 8.75% Senior Notes due 2014, which have been registered under the Securities Act of 1933, for any and all of its outstanding and unregistered 8.75% Senior Notes due 2014, which were issued pursuant to three separate private placements on March 15, 2004, May 17, 2004 and January 27, 2005.  A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this description.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following material is filed as an exhibit to this Current Report on Form 8-K.

The exhibits listed in the Index to Exhibits are furnished as part of this Current Report on Form 8-K.

Limitation on Incorporation by Reference and Materiality

The information, including the exhibits furnished herewith, in this Current Report on Form 8-K is being furnished to the SEC pursuant to Item 2.02, Item 7.01 and Item 8.01 of Form 8-K and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18.  In addition, the information in this Current Report is not to be incorporated by reference into any registration statement of J.B. Poindexter & Co., Inc. or any of its other filings made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of the information in this Current Report on Form 8-K, including the exhibits furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by J.B. Poindexter & Co., Inc. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

J.B. POINDEXTER & CO., INC.

Date: May 19, 2005	By:	/s/ Robert S. Whatley
Robert S. Whatley Vice President, Finance

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release of J.B. Poindexter & Co., Inc. dated May 13, 2005 reporting its financial results for the three months ended March 31, 2005.

99.2	Press release of J.B. Poindexter & Co., Inc. dated May 18, 2005 announcing the completion of its exchange offer of $200 million in aggregate principal amount of its 8.75% Senior Notes due 2014.